                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT, (hereinafter the "Agreement") is made and entered into this 29 day of January, 2003 by and between RAKO CAPITAL CORPORATION, a Nevada corporation (hereinafter "Rako") on the one hand; and CENTRA INDUSTRIES, INC., a Delaware corporation (hereinafter "Centra") and the shareholders of Centra on the other hand.


                                    RECITALS

         WHEREAS, Rako desires to acquire up to all of the issued and outstanding shares of Centra capital stock solely in exchange for up to 17,000,000 shares of authorized but previously unissued Rako common stock, par value $.001 per share, on a one-to-one ratio pursuant to the applicable laws of the States of Nevada and Delaware.

         WHEREAS, the respective board of directors of Rako and Centra have approved and adopted this Agreement and it is the intent of the parties hereto that the transactions contemplated hereby be structured so as to qualify as a tax-free exchange under Subchapter C of the Internal Revenue Code of 1986, as amended (the "IRC"), and the provisions of this Agreement will be interpreted in a manner consistent with this intent; and

         WHEREAS, the shareholder of Centra signatory to this Agreement (hereinafter "Shareholders") desire to exchange all of their shares of Centra capital stock solely for shares of Rako common stock in the respective amounts set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:


                                    ARTICLE I
                       ACQUISITION AND EXCHANGE OF SHARES

SECTION 1.1. The Agreement. The parties hereby agree that Rako will acquire up to all of the issued and outstanding shares of Centra common stock, preferred stock and/or other securities ("Centra capital stock") solely in exchange for up to seventeen million (17,000,000) shares of authorized but previously unissued Rako common stock, par value $.001 per share, on a one-to-one ratio. The parties hereto agree that at the Closing of this Agreement as hereinafter defined: (i) Centra will become a wholly-owned subsidiary of Rako subject to the conditions and provisions of Section 1.6 hereof; (ii) the management and business operations of Rako will be reorganized; and (iii) the name of Rako will be changed to CENTRA INDUSTRIES, INC.

SECTION  1.2.  Exchange of Shares.

         (a) Upon the Closing of this Agreement, Rako will cause to be issued and held for delivery to the Shareholders of Centra or their designees, stock certificates representing an aggregate of up to 17,000,000 shares of Rako common stock (the "Rako shares"), on a one-to-one ratio solely in exchange for up to all the issued and outstanding shares of Centra capital stock, which shares will be delivered to Rako at the Closing.

         (b) The Rako shares to be issued hereunder will be authorized, but previously unissued shares of Rako common stock. The Rako shares will be issued to the Shareholders in the respective amounts set forth in
         Schedule 1.2 annexed hereto and, by this reference, made a part hereof.

         (c) All Rako shares to be issued hereunder are deemed "restricted securities" as defined by Rule 144 of the Securities Act of 1933, as amended (the "1933 Act"), and each recipient will represent in writing that he or she is acquiring said shares for investment purposes only and without the intent to make a further distribution of the shares. All Rako shares to be issued under the terms of this Agreement will be issued pursuant to an exemption from the registration requirements of the 1933 Act, under Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder. Certificates representing the Rako shares to be issued hereunder will bear a restrictive legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

SECTION 1.3. Closing. The closing of this Agreement and the transactions contemplated hereby (the "Closing") will take place at a date and time (the "Closing Date") and place to be mutually agreed upon by the parties hereto, and will be subject to the provisions of Article X of this Agreement. At the
Closing:

         (a) Centra will deliver to Rako stock certificates representing not less than ninety percent (90%) of the issued and outstanding shares of Centra capital stock of the Shareholders, duly endorsed, so as to make Rako the holder thereof, free and clear of all claims and encumbrances;

         (b) Rako will deliver to the Shareholders, stock certificates representing up to an aggregate of 17,000,000 shares of Rako common stock, which certificates will bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.2(c) above;

         (c) Rako will deliver an Officer's Certificate as described in Sections 9.1, 9.2 and 9.4 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by Rako are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

         (d) Centra will deliver an Officer's Certificate as described in Sections 8.1, 8.2 and 8.4 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by Centra are true and correct as of, or have been fully performed and complied with by, the Closing Date;

SECTION 1.4. Ratification by Board of Directors and by Written Consent of Shareholders. In anticipation of this Agreement, Rako has taken all necessary and requisite action to call for and hold a Special Meeting of its Board of Directors, and/or to obtain the written consent from more than a majority of its shareholders, as required, in order to transact the following business:

         (a) To ratify this Agreement and all transactions contemplated hereby; and

         (b) To ratify the proposed amendment to Rako's Articles of Incorporation to change the corporate name to Centra Industries, Inc.

SECTION 1.5. Consummation of Transaction. If at the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated will be consummated upon such date, and then and thereupon, Rako will file any additional necessary documents that may be required by the State of Nevada.


                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF RAKO

         Rako hereby represents, warrants and agrees that:

SECTION 2.1. Organization, Good Standing and Corporate Power of Rako. Rako is a corporation duly organized, validly existing and presently in good standing under the laws of the State of Nevada, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. There are no corporations or other entities with respect to which (a) Rako owns any of the outstanding stock or other interest, or (b) Rako may be deemed to be in control because of factors or relationships other than the quantity of stock or other interest owned.

SECTION 2.2. Capitalization of Rako. The authorized capital stock of Rako consists of 50,000,000 shares of common stock, par value $.001 per share, of which 2,205,968 shares are issued and outstanding, and 20,000 shares of preferred stock, par value $.001 per share, of which none are outstanding. All shares of Rako common stock currently issued and outstanding have been duly authorized, validly issued and are fully paid and non-assessable. There are no preemptive rights, or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, calls, agreements or commitments of any character obligating Rako to issue any shares of its capital stock or any security representing the right to acquire, purchase or otherwise receive any such stock. Shares of Rako common stock to be issued pursuant to this Agreement, when so issued, will be duly authorized, validly issued, fully paid and non-assessable.

SECTION 2.3. Charter Documents. Certified copies of the Rako Articles of Incorporation and By-Laws and all amendments thereto, have been or will be delivered to Centra prior to the Closing.

SECTION 2.4. Corporate Documents. The most recent Rako shareholders' list and corporate minute books, which have been made available to Centra, are complete and accurate as of the date hereof, and the corporate minute books contain the recorded minutes of all corporate meetings of shareholders and directors. There are no shareholder agreements, voting agreements, registration right agreements or other such agreement among Rako's shareholders or with Rako.

SECTION 2.5. Financial Statements. Rako's financial statements for the periods ended September 30, 2002 and December 31, 2001, copies of which are annexed hereto as Schedule 2.5 and, by this reference, made a part hereof, are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present, in accordance with generally accepted accounting principles, the financial condition of Rako and results of its operations for the periods covered thereby. Except as otherwise disclosed to Centra in writing and as set forth herein and in Schedule 2.5, and other than according to the ordinary and usual course of Rako's business consistent with such practice, (a) Rako has not engaged in any material transaction since the date of its financial statements, and (b) there has not been any material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of Rako, taken as a whole, from that reflected in the financial statements referred to in this Section 2.5.

SECTION 2.6. Absence of Certain Changes or Events. Since the date of the Rako financial statements set forth in Schedule 2.5 and except as disclosed otherwise herein, Rako has not (a) issued or sold any promissory note, stock, bond, option or other corporate security of which it was an issuer or other obligor, (b) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct of indirect, (c) incurred or suffered to be incurred any liability or obligation other than in the ordinary and usual course of business, (d) caused or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (e) declared, set aside or made any dividend, payment or other distribution to any shareholder or purchased or redeemed or agreed to purchase or redeem any shares of its capital stock, (f) reclassified its shares of capital stock, or (g) entered into any agreement or transaction except in the ordinary and usual course of business or in connection with the execution and performance of this Agreement.

SECTION 2.7. Tax Returns and Payments. Rako has filed with the appropriate governmental authority, all tax returns, whether based upon income, sales or franchise, as required by law to be filed on or before the date of this Agreement, and Rako has paid all taxes to be due on said returns, any assessments made against Rako and all other taxes, fees and similar charges imposed on Rako by any governmental authority. No tax liens have been filed and no claims are being assessed and no returns are under audit with respect to any such taxes, fees or other similar charges.

SECTION 2.8. Contracts. Rako is not a party to or bound by any material contract or commitment, including guaranty whether written or oral, except as may otherwise be disclosed in Schedule 2.8, annexed hereto and, by this reference, made a part hereof.

SECTION 2.9. Compliance with Law and Government Regulations. Rako is in compliance with and is not in violation of applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Rako is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

SECTION 2.10. Litigation. There is no material litigation, arbitration, proceeding or investigation pending or threatened to which Rako is a party or which may result in any material adverse change in the business or condition, financial or otherwise, of Rako or in any of its properties or assets, or which might result in any liability on the part of Rako, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement and, to the best knowledge of Rako, there is no basis for any such litigation, arbitration, proceeding or investigation.

SECTION 2.11. Trade Names and Rights. Rako does not use any trade mark, service mark, trade name, or copyright in its business, nor does it own any trade marks, trade mark registrations or application, trade name, service marks, copyrights, copyright registrations or application. No person owns any trade mark, trade mark registration or application, service mark, trade name, copyright, or copyright registration or application, the use of which is necessary or contemplated in connection with the operation of Rako's business.

SECTION 2.12. Environmental Matters. There are no actions, proceedings or investigations pending or, to Rako's best knowledge after making appropriate investigation, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Rako with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To Rako's best knowledge after due investigation: (a) there is no reasonable basis for the institution of any action, proceeding or investigation against Rako under any Environmental Law;
(b) Rako is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment; (c) Rako is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body; (d) Rako is in material compliance with all applicable Environmental Laws; and (e) no real property used, owned, managed or controlled by Rako contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (i) violates any Environmental Law, or (ii) cannot be cleaned by ordinary reclamation procedures customary in the oil and gas industry. For purposes of this Agreement, "Environmental Laws" will mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

SECTION 2.13. Governmental Consent. No notices, reports or other filings are required to be made nor are any consents, registrations, approvals, permits, authorizations or designations required to be obtained by Rako from any court, governmental or regulatory authority, agency, commission, body or other governmental entity, in connection with the execution and delivery of this Agreement by Rako or the carrying out and consummation of any transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a material adverse effect or prevent, materially delay or materially impair the ability of Rako to consummate the transactions contemplated by this Agreement.

SECTION 2.14. Corporate Authority. Rako has all requisite corporate power and authority and has taken all corporate actions necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated herein, subject to approval of this Agreement by its Board of Directors and by the unanimous written consent of its shareholders. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by Rako with the provisions hereof will not:

         (a) Conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Rako under, any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of Rako, or any note, bond, mortgage, indenture, license, lease, agreement or any instrument or obligation to which Rako is a party or by which it is bound; or

         (b) Violate any order, writ, injunction, decree, statute, rule or regulation applicable to Rako or any of its properties or assets. Assuming due execution and delivery by the parties hereto, this Agreement is the valid and binding agreement of Rako enforceable against Rako in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy laws or creditors' rights generally or by general principles of equity.

SECTION 2.15. Employee Benefit Plans. Rako is not a party to, or bound by, any bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement, other employee benefit plan, program, agreement or arrangement (other than arrangements involving the payment of wages), sponsored, maintained or contributed to or required to be contributed to by Rako or any of its subsidiaries or by any trade or business, whether or not incorporated (an "ERISA Affiliate") that together with Rako or any of its subsidiaries would be deemed a "single employer" within the meaning of Section 4001(a)(14) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"), for the benefit of any current or former employee, director or officer of Rako or any of its subsidiaries or any ERISA Affiliate whether formal or informal and whether legally binding or not with respect to which Rako or any of its subsidiaries or any ERISA Affiliate has or may in the future have any liability or obligation to contribute or make payments or any kind.

SECTION 2.16. Legal Proceedings and History. Rako hereby represents that, unless otherwise disclosed herein or by a written attachment hereto, no officer, director or affiliate of Rako, will have been, within the past five years; a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses; subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the Securities Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SECTION 2.17. Accuracy of Information Furnished. No representation, statement, or information contained in this Agreement (including the schedules) or any contract or document executed in connection herewith or delivered pursuant hereto, or thereto or made available or furnished to Centra or its representatives by Rako or its representatives contains or will contain any untrue statement of a material fact, or omits or will omit any material fact necessary to make the information contained therein not misleading. Rako has provided (or caused to be provided) to Centra correct and complete copies of all documents listed or described in the Schedules provided by Rako hereunder.

SECTION 2.18. SEC Documents; Undisclosed Liabilities. Other than as referenced on Schedule 2.18, since September 30, 2002 Rako has filed with the Securities and Exchange Commission ("SEC") on a timely basis all reports, schedules, forms, statements and other documents (including schedules and all other information incorporated therein) required to be filed under the Securities Act and the Securities and Exchange Act of 1934, as amended (the "1934 Act") (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents. The Rako financial statements included in the SEC Documents comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

SECTION 2.19. Absence of Certain Changes. Except for liabilities incurred in connection with this Agreement or the transactions contemplated hereby or thereby and except as disclosed in the SEC Documents filed and publicly available prior to the date of this Agreement (the "Filed SEC Documents"), since September 30, 2002 Rako has conducted its business only in the ordinary course, and there has not been (i) any event or occurrence which could have a material adverse effect on Rako's business or assets, (ii) except insofar as may have been or required by a change in GAAP, any change in accounting methods, principles or practices by Rako materially affecting its assets, liabilities or business or (iii) any tax election that individually or in the aggregate could reasonably be expected to have a material adverse effect on Rako's business or assets, or any of its tax attributes or any settlement or compromise of any material income tax liability.

SECTION 2.20. Tax Issues. Rako has not taken any action or failed to take any action which action or failure would reasonably be expected to jeopardize the exchange of shares provided herein as tax-free under Subchapter C of the IRC. Rako has not taken any action or failed to take any action on which would reasonably be expected to make Rako's loss carry forwards unavailable after the Closing.


                                   ARTICLE III
                                COVENANTS OF RAKO

SECTION 3.1. Conduct Prior to the Closing. Rako covenants and agrees as to itself that, after the date hereof and prior to the Closing (unless Centra will otherwise approve in writing, which approval will not be unreasonably withheld):

         (a) Except within the regular course of business and for the transactions contemplated by this Agreement, Rako will not enter into any material agreement, contract or commitment, whether written or oral, or engage in any substantive transaction;

         (b) Rako will not declare, set aside or pay any dividends or distributions payable in cash, stock or property, in respect of its capital stock;

         (c) Rako will not amend its Articles of Incorporation or By-Laws, except as set forth in Section 1.4 above or except for any amendment which will not hinder, delay or make more costly to Centra the transactions contemplated by this Agreement;

         (d) Rako will not authorize, issue, sell, purchase or redeem or repurchase any shares of its capital stock or any options, rights or other securities convertible, exchangeable or exercisable for any shares of its capital stock, except as set forth in Section 1.2 above;

         (e) Rako will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to Centra in connection with any such requirements imposed upon the parties hereto in connection therewith;

         (f) Except within the regular course of business, Rako will not incur any indebtedness for money borrowed, issue or sell any debt securities, incur or suffer to be incurred any liability or obligation of any nature whatsoever, cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction, except to comply with the terms of this Agreement;

         (g) Rako will not take any action, other than in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures, including, without limitation, procedures with respect to the payment of accounts payable and collection of accounts receivables;

         (h) Rako will not make any material tax election or settle or compromise any material federal, state, local or foreign tax liability;

         (i) Rako will not settle or compromise any pending or threatened suit, action or claim which is material or which relates to any of the transactions contemplated by this Agreement;

         (j) Rako will not sell, assign, transfer, license, sublicense, pledge or otherwise encumber any of its intellectual property rights;

         (k) Rako will not enter into any employment agreement or consulting or similar agreement, increase any salary, bonus or other compensation under any existing employment agreement or consulting or similar agreement, waive any of its rights under any such agreement, adopt any stock option plan, bonus plan, executive compensation plan, benefit plan or otherwise incur any liability to any of its employees or consultants, independent contractors, officers directors, or shareholders;

         (l) Rako will not either directly, through any of its affiliates or any of its or their respective officers, directors, employees, consultants, independent contractors, representatives, agents, through any brokers or "finders" or otherwise, other than pursuant to judicial compulsion,
         (i) solicit, encourage or negotiate any proposal, whether solicited or unsolicited, relating to any merger, consolidation, recapitalization or similar transaction involving Rako and any third party (each, an Acquisition Proposal@), (ii) provide any information regarding Rako to any third party for the purpose of soliciting or encouraging or negotiating any transaction which could give rise to an Acquisition Proposal;

         (m) Rako will not announce an intention, or commit or agree to do any of the foregoing; and

         (n) Rako will grant to Centra and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing, to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to Centra and such representatives all information relating to Rako as Centra may reasonably request and will extend to Centra the opportunity to meet with Rako's accountants and attorneys to discuss the financial condition of Rako.

SECTION 3.2. Affirmative Covenants. Prior to Closing, Rako will do the following:

         (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement;

         (b) Promptly notify Centra in writing of any material adverse change in the financial condition, business, operations or key personnel of Rako, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in a schedule annexed hereto and made a part hereof;

         (c) Reserve, and promptly after the Closing, issue and deliver to the Shareholders and/or their designees, the number of shares of Rako common stock required hereunder; and

         (d) Take any and all other necessary and requisite corporate actions to accomplish the transactions anticipated by this Agreement.

                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF CENTRA AND SHAREHOLDERS

         Centra and Shareholders hereby represent, warrant and agree that:

SECTION 4.1. Organization, Good Standing and Corporate Power of Centra. Centra is a corporation duly organized, validly existing and presently in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. Except as set forth in Schedule 4.1, are no corporations or other entities with respect to which (a) Centra owns any of the outstanding stock or other interest, or (b) Centra may be deemed to be in control because of factors or relationships other that the quantity of stock or other interest owned.

SECTION 4.2. Charter Documents. Complete and correct copies of the Articles of Incorporation and By-Laws of Centra and all amendments thereto, have been or will be delivered to Rako prior to the Closing.

SECTION 4.3. Financial Statements / Assets and Liabilities. Centra's financial statements for the years ended December 31, 2001 and 2000, copies of which are annexed hereto as Schedule 4.3 and, by this reference, made a part hereof, are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present the financial condition of Centra and results of its operations for the periods covered thereby. Centra has good and marketable title to all of its assets, free and clear of any and all liens, claims and encumbrances, except as may be otherwise set forth herein and in its financial statements. Except as otherwise disclosed to Rako in writing and as set forth herein and in Schedule 4.3, and other than according to the ordinary and usual course of Centra's business, consistent with such practice, (a) Centra has engaged only in its routine daily business since the date of its financial statements, and (b) there has not been any material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of Centra taken as a whole, from that reflected in the financial statements referred to in this Section 4.3.

SECTION 4.4. Tax Returns and Payments. All tax returns for Centra (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. Centra has paid all taxes to be due on said returns, any assessments made against Centra, and all other taxes, fees and similar charges imposed on Centra by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.

SECTION 4.5. Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by Centra or the consummation by it of the transactions contemplated hereby.

SECTION 4.6. Compliance with Law and Government Regulations. Centra is in material compliance with all applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting their properties or operation of their businesses. Centra is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

SECTION 4.7. Litigation. Except as set forth in Schedule 4.7, there is no material litigation, arbitration, proceeding or investigation pending or threatened to which Centra is a party or which may result in any material change in the business or condition, financial or otherwise, of Centra or in any of its properties or assets, or which if determined against Centra, would have a material adverse effect against Centra, or which might result in any liability on the part of Centra, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of Centra, there is no basis for any such litigation, arbitration, proceeding or investigation.

SECTION 4.8. Patents, Trade Names and Rights. Schedule 4.8 contains a complete list of all patents, trademarks and service marks and all trademark, service mark and copyright registrations, applications and licenses owned or held by Centra. Centra has no knowledge of any facts and nothing has come to its attention that would lead it to believe that Centra has infringed, misappropriated, or is infringing upon any trademark, copyright, patent or other similar right of any person. No claim relating thereto is pending or, to the knowledge of Centra, is threatened.

SECTION 4.9. Employee Benefit Plans. Schedule 4.9 lists Centra's bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement, other employee benefit plan, program, agreement or arrangement (other than arrangements involving the payment of wages), sponsored, maintained or contributed to or required to be contributed to by Centra or any of its subsidiaries or by any trade or business, whether or not incorporated (an "ERISA Affiliate") that together with Centra or any of its subsidiaries would be deemed a "single employer" within the meaning of Section 4001(a)(14) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"), for the benefit of any current or former employee, director or officer of Centra or any of its subsidiaries or any ERISA Affiliate whether formal or informal and whether legally binding or not with respect to which Centra or any of its subsidiaries or any ERISA Affiliate has or may in the future have any liability or obligation to contribute or make payments or any kind.

SECTION 4.10. Governmental Consent. No notices, reports or other filings are required to be made nor are any consents, registrations, approvals, permits, authorizations or designations required to be obtained by Centra from any court, governmental or regulatory authority, agency, commission, body or other governmental entity, in connection with the execution and delivery of this Agreement by Centra or the carrying out and consummation of any transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a material adverse effect or prevent, materially delay or materially impair the ability of Centra to consummate the transactions contemplated by this Agreement.

SECTION 4.11. Authority. Centra and its Shareholders representing no less than ninety percent (90%) of the issued and outstanding shares of Centra capital stock of record, have approved this Agreement and duly authorized the execution and delivery hereof. Centra has full power, authority and legal right to enter into this Agreement on behalf of Centra, to consummate the transactions contemplated hereby, and to take all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by Centra with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Centra under, any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of Centra, or any note, bond, mortgage, indenture, license, agreement or any instrument or obligation to which Centra is party or by which it is bound; or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Centra or any of its properties or assets. Assuming due execution and delivery by the parties hereto, this Agreement represents the valid and binding agreement of Centra enforceable against Centra in accordance with its respective term, except as such enforceability may limited by applicable bankruptcy laws or creditors' rights generally or by general principles or equity.

SECTION 4.12. Legal Proceedings and History. Except as set forth in Schedule 4.12, Centra represents that no officer, director or affiliate of Centra, will have been, within the past five years; a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses; subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the Securities Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SECTION 4.13. Ownership of Shares. Shareholders representing not less than ninety percent (90%) of the Centra capital stock currently issued and outstanding and which stock is to be transferred to Rako under this Agreement, have full power and authority to transfer such shares of Centra capital stock to Rako hereunder, and such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party.

SECTION  4.14.  Investment Representations and Covenants.

         (i) Centra and Shareholders represent that they are acquiring the Rako Shares for their own account and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act. The Shareholders may not dispose of any part or all of the Rako Shares in violation of the provisions of the Securities Act and the rules and regulations promulgated under such Act by the Securities and Exchange Commission ("SEC") and all applicable provisions of State securities laws and regulations.

         (ii) Legend. The certificate or certificates representing the Rako Shares shall bear a legend in substantially the following form:

         "The Shares represented hereby have not been registered under the Securities Act of 1933 and have been acquired for investment and not with a view to distribution or resale. Such Shares may not be sold, mortgaged, pledged, hypothecated or otherwise transferred except in compliance with the terms of an Agreement dated December 13, 2002. A copy of the Agreement may be examined at the Company's offices.

         (iii) Acknowledgment of Restrictions. The Shareholders acknowledge being informed that the Rako Shares are unregistered and must be held indefinitely unless they (i) are subsequently registered under the Securities Act, or (ii) an exemption from such registration is available, and (iii) Rako will not have an obligation to currently register the Rako Shares for the account of Shareholders other than as contemplated in the Stockholders Agreement.

         (iv) Access to Information. The Shareholders acknowledge that they have been afforded access to all material information which they have requested relevant to Shareholders' decision to acquire the Rako Shares and to ask questions of Rako's management and that, except as set forth herein, neither Rako nor anyone acting on behalf of Rako has made any representations or warranties to the Shareholders which have induced, persuaded or stimulated Shareholders to acquire the Rako Shares.

         (v) Eligibility. Either alone, or together with their investment advisor(s), the Shareholders have the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Rako Shares, and the Shareholders are and will be able to bear the economic risk of the investment in the Rako Shares.

SECTION 4.15. Full Disclosure. None of the representations and warranties made by Centra herein, or in any schedule, certificate or memorandum furnished or to be furnished by Centra, contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.


                                    ARTICLE V
                               COVENANTS OF CENTRA

SECTION 5.1. Conduct Prior to the Closing. Centra covenants and agrees that after the date hereof and prior to the Closing (unless Rako will otherwise approve in writing, which approval will not be unreasonably withheld):

         (a) Centra will not declare, set aside or pay any dividends or distributions payable in cash, stock or property, in respect of its capital stock;

         (b) Centra will not amend its Articles of Incorporation or By-Laws, except for any amendment which will not hinder, delay or make more costly to Rako the transactions contemplated by this Agreement;

         (c) Centra will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to Rako in connection with any such requirements imposed upon the parties hereto in connection therewith;

         (d) Except within the regular course of business, Centra will not incur any indebtedness for money borrowed, issue or sell any debt securities, incur or suffer to be incurred any liability or obligation of any nature whatsoever, cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction, except to comply with the terms of this Agreement; and

         (e) Centra will grant to Rako and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to Rako and such representatives all information relating to Centra as Rako may reasonably request, and will extend to Rako the opportunity to meet with Centra's accountants and attorneys to discuss the financial condition of Centra.

SECTION 5.2. Affirmative Covenants. Prior to Closing, Centra will do the following:

         (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement; and

         (b) Promptly notify Rako in writing of any materially adverse change in the financial condition, business, operations or key personnel of Centra, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.


                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

SECTION 6.1. Expenses. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

SECTION 6.2. Brokers and Finders. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except as may be otherwise set forth herein or by separate document.

SECTION 6.3. Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper executive officers and/or directors of Rako or Centra, as the case may be, will take all such necessary action.

SECTION 6.4. Indemnification.

         (a) From and after the Closing of this Agreement, Centra and Shareholders agree to indemnify, defend and hold harmless Rako and each person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Closing a director or officer of Rako, against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, demands, liabilities, damages and deficiencies, including interest and penalties, incurred or suffered in connection with any claim action, suit, proceeding or investigation, whether civil, criminal or administrative, arising out of matters existing or occurring prior to the Closing, whether asserted or claimed prior to, at or after the Closing, which is based in whole or in part on, or arising in whole or in part out of the fact that such person is or was a director or officer of Rako including, without limitation, all losses, claims, damages, costs, expenses, liabilities, judgments or settlement amounts based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby to the fullest extent that Rako could have been permitted under applicable state laws and its certificate of incorporation, by-laws and other agreements in effect on the date hereof to indemnify such individual. Notwithstanding the foregoing, no indemnity shall be provided to Rako or any such director or officer in respect of the following:

                  (i) any matter alleging a violation of the 1933 Act or 1934 Act in respect of events or filings made with the SEC, NASD, NASDAQ, any State agency or any stock exchange prior to the Closing;

                  (ii) any matter alleging a breach of Rako's representations, warranties and/or covenants in this Agreement; or

                  (iii) any matter alleging the director or office willfully acted in violation of his duty under applicable law.

         (b) From and after the Closing of this Agreement, Rako agrees to indemnify, defend and hold harmless Centra, the Shareholders and each person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Closing a director or officer of Centra, against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, demands, liabilities, damages and deficiencies, including interest and penalties, incurred or suffered in connection with any claim action, suit, proceeding or investigation, whether civil, criminal or administrative, arising out of matters existing or occurring prior to the Closing, whether asserted or claimed prior to, at or after the Closing, which is based in whole or in part on, or arising in whole or in part out of the fact that such person is or was a director or officer of Rako including, without limitation, all losses, claims, damages, costs, expenses, liabilities, judgments or settlement amounts based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby to the fullest extent that Centra could have been permitted under applicable state laws and its certificate of incorporation, by-laws and other agreements in effect on the date hereof to indemnify such individual. Notwithstanding the foregoing, no indemnity shall be provided to Centra or any such Shareholder, director or officer in respect of the following:

                  (i) any matter alleging a breach of Centra's representations, warranties and/or covenants in this Agreement; or

                  (ii) any matter alleging the Shareholder, director or officer willfully acted in violation of his duty under applicable law.

         (c) Any indemnified party wishing to claim indemnification under subsection (a) or (b) of this Section 6.4, upon leaning of any such claim, action , suit, proceeding or investigation, will promptly notify Centra if under subsection (a), or Rako if under subsection (b), but failure to so notify the appropriate party will not relieve the indemnifying party from any liability which it may have under this
         Section 6.4 except to the extent such failure materially prejudices such party. In the event of any such claim, action, suit, proceeding or investigation, (i) the indemnifying party will have the right to assume the defense thereof and will not be liable to any such indemnified party in connection with the defense thereof, (ii) the indemnified party will cooperate in all respects as requested by the indemnifying party in the defense of any such matter, and (iii) the indemnifying party will not be liable for any settlement effected without its prior written consent, which consent will not be unreasonably withheld; provided, however, that the indemnifying party will not have any obligation hereunder to any indemnified party if and when a court will ultimately determine, and such determination will have become final, that the indemnification of such indemnified party in the manner contemplated hereby is prohibited by law.

SECTION 6.5. Confidentiality. All parties hereto agree to keep confidential this Agreement and all information and documents relating to this Agreement until such time as the Agreement and the transactions contemplated hereunder are made public by means of an appropriate press release or by any other means reasonably assured to make such information publicly available.


                                   ARTICLE VII
                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

         The respective obligations of each party to this Agreement are subject to the fulfillment, satisfaction or waiver at or prior to the Closing of each of the following conditions:

SECTION 7.1. Legal Action. No federal or state court or other governmental entity of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, preliminary or permanent injunction or other order that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement (collectively, an "Order"), and no governmental entity will have instituted any proceeding or formally threatened to institute any proceeding seeking any such Order and such proceeding or threat remains unresolved.

SECTION 7.2. Absence of Termination. The obligations to consummate the transactions contemplated hereby will not have been canceled pursuant to Article X hereof.

SECTION 7.3. Required Approvals. Rako and Centra will have received all such approvals, consents, authorizations or modifications as may be required to permit the performance by Rako and Centra of the respective obligations under this Agreement, and the consummation of the transactions herein contemplated, whether from governmental authorities or other persons, and Rako and Centra will each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation of this Agreement.

SECTION 7.4. Blue Sky Compliance. There will have been obtained any and all permits, approvals and consents of the Securities or "Blue Sky" Commissions of any jurisdictions, and of any other governmental body or agency, which counsel for Rako may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement may be in compliance with all applicable laws.

SECTION 7.5. Accounting and Tax Compliance. Rako and Centra shall have received from Van Buren & Hauke LLC, CPA's, a "cold comfort" letter providing written assurances that the financial statements of Rako and Centra are in proper form to meet all pertinent filing requirements of the SEC under the 1933 Act and the 1934 Act and the consolidation of such financial statements and income tax returns after the Closing will comply with generally accepted accounting principles and all applicable rules and regulations of the SEC and the IRS.

                                  ARTICLE VIII
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF RAKO

         All obligations of Rako under this Agreement are subject to the fulfillment and satisfaction by Centra prior to or at the time of the Closing, of each of the following conditions, any one or more of which may be waived by Rako.

SECTION 8.1. Representations and Warranties True at the Closing. All representations and warranties of Centra contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the time of the Closing as though made on and as of the Closing, and Centra will have delivered to Rako a closing certificate, dated the date of the Closing, to such effect and in the form and substance reasonably satisfactory to Rako, and signed, in the case of Centra, by its president and secretary.

SECTION 8.2. Performance. Each of the obligations of Centra to be performed on or before the Closing pursuant to the terms of this Agreement will have been duly performed at such time, and Centra will have delivered to Rako a closing certificate, dated the date of the Closing, to such effect and in form and substance reasonably satisfactory to Rako.

SECTION 8.3. Authority. All action required to be taken by, or on the part of Centra to authorize the execution, delivery and performance of this Agreement by Centra and the consummation of the transactions contemplated hereby, will have been duly and validly taken.

SECTION 8.4. Absence of Certain Changes or Events. There will not have occurred, since the date hereof, any adverse change in the business, condition, (financial or otherwise), assets or liabilities of Centra, or any event or condition of any character adversely affecting Centra, and Centra will have delivered to Rako, a closing certificate, dated the date of the Closing, to such effect and in form and substance reasonably satisfactory to Rako and signed, in the case of Centra, by its president and secretary.

SECTION 8.5. Acceptance by Centra Shareholders . The holders of record as of the Closing of an aggregate of not less than ninety percent (90%) of the issued and outstanding shares of capital stock of Centra will have agreed to exchange their shares for the Rako shares specified herein.

                                   ARTICLE IX
                  CONDITIONS PRECEDENT TO OBLIGATIONS OF CENTRA

         All obligations of Centra under this Agreement are subject to the fulfillment and satisfaction by Rako, prior to or at the time of Closing, of each of the following conditions, any one or more of which may be waived by Centra.

SECTION 9.1. Representations and Warranties True at the Closing. All representations and warranties of Rako contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the time of the Closing as though made on and as of the Closing, and Rako will have delivered to Centra a certificate, dated the date of the Closing, to such effect and in the form and substance reasonably satisfactory to Centra, and signed, in the case of Rako, by its president and secretary.

SECTION 9.2. Performance. Each of the obligations of Rako to be performed on or before the Closing pursuant to the terms of this Agreement will have been duly performed at the time of the Closing, and Rako will have delivered to Centra a closing certificate, dated the date of the Closing, to such effect and in form and substance reasonably satisfactory to Centra, and signed, in the case of Rako, by its president and secretary.

SECTION 9.3. Authority. All action required to be taken by, or on the part of Rako, to authorize the execution, delivery and performance of this Agreement by Rako, and the consummation of the transactions contemplated hereby will be duly and validly taken.

SECTION 9.4. Absence of Certain Changes or Events. There will not have occurred, since the date hereof, any adverse change in the business, condition, (financial or otherwise), assets or liabilities of Rako or any event or condition of any character adversely affecting Rako and Rako will have delivered to Centra, a closing certificate, dated the date of the Closing, to such effect and in form and substance reasonably satisfactory to Centra and signed, in the case of Rako by its president and secretary.


                                    ARTICLE X
                                   TERMINATION

SECTION 10.1. Termination. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated and the transactions contemplated hereby abandoned and/or rescinded:

         (a) By mutual written agreement of all the parties hereto at any time, whether before or after the approval of this Agreement by the respective parties;

         (b) By the board of directors of Rako at any time prior to the Closing if:

                  (i) a condition to Rako's performance under this Agreement or a covenant of Centra contained herein will not be fulfilled on or before the time of the Closing or at such other time and date specified for the fulfillment for such covenant or condition;

                  (ii) a material default or breach of this Agreement will be made by Centra, or

                  (iii) the Closing will not have taken place on or prior to December 31, 2002.

         (c) By the board of directors of Centra at any time prior to the Closing if:

                  (i) a condition to Centra's performance under this Agreement or a covenant of Rako contained in this Agreement will not be fulfilled on or before the Closing or at such other time and date specified for the fulfillment of such covenant or conditions;

                  (ii) a material default or breach of this Agreement will be made by Rako; or

                  (iii) the Closing will not have taken place on or prior to December 31, 2002.

SECTION 10.2. Effect of Termination. If this Agreement is terminated, this Agreement, except as to Section 11.1 and Section 11.2, will become void and of no further effect and there will be no liability on the part of any party hereto or any of its respective directors, officers, employees, agents, shareholders, legal, accounting and financial advisors or other representatives; provided however, that in the case of a termination pursuant to Sections 10.1(b)(i) or
(ii) or 10.1(c)(i) or (ii) hereof, the damages which the aggrieved party or parties may recover from the defaulting party or parties will in no event exceed the amount of out-of-pocket costs and expenses actually incurred by such aggrieved party or parties in connection with this Agreement, and no party to this Agreement will be entitled to any injunctive relief. It is further agreed to by the parties hereto that upon the termination of this Agreement pursuant to
Section 10.1 above, all shares of Rako common stock (Rako shares) issued hereunder will be returned to Rako to be canceled on its stock ledger and, in the event such Rako shares are not returned to Rako, Rako will have the absolute right to immediately proceed with the cancellation of the Rako shares without having possession thereof.


                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.1. Cost and Expenses. All costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expenses. In the event of any termination of this Agreement pursuant to Section 10.1, subject to the provisions of Section 10.2, Rako and Centra will each bear their own respective expenses.

SECTION 11.2. Extension of Time: Waivers. At any time prior to the Closing date:

         (a) Rako may (i) extend the time for the performance of any of the obligations or other acts of Centra, (ii) waive any inaccuracies in the representations and warranties of Centra contained herein or in any document delivered pursuant hereto by Centra, and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Centra. Any agreement on the part of Rako to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of Rako;

         (b) Centra may (i) extend the time for the performance of any of the obligations or other acts of Rako, (ii) waive any inaccuracies in the representations and warranties of Rako contained herein or in any document delivered pursuant hereto by Rako and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Rako. Any agreement on the part of Centra and to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of Centra.

SECTION 11.3. Notices. Any notice to any party hereto pursuant to this Agreement will be in writing and given by Certified or Registered Mail or by facsimile, addressed as follows:

         RAKO CAPITAL CORPORATION                CENTRA INDUSTRIES, INC.
         c/o Reitler Brown LLC                   Two North College Avenue
         800 Third Avenue, 21st Floor            Fayetteville, Arkansas 72701
         New York, New York 10022                Attn.: Lisa Trammell
         Fax: (212) 371-5500                     Fax: (479) 684-2799
         Attention: Ray A. Mantle, Esq.

                  Copy to:                                Copy to:
         Ray A. Mantle, Esq.                     Ray A. Mantle, Esq.
         Reitler Brown LLC                       Reitler Brown LLC
         800 Third Avenue, 21st Floor            800 Third Avenue, 21st Floor
         New York, New York 10022                New York, New York 10022
         Fax: (212) 371-5500                     Fax: (212) 371-5500

         Additional notices are to be given as to each party, at such other address as should be designated in writing complying as to delivery with the terms of this Section 11.3. All such notices will be effective when received.

SECTION 11.4. No Personal Liability. This Agreement will not create or be deemed to create any personal liability or obligation on the part of any direct or indirect shareholder of Rako, Centra, or any of their respective officers, directors, employees, agents or representative.

SECTION 11.5. Parties in Interest. This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

SECTION 11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

SECTION 11.7. Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 11.8. Headings. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

SECTION 11.9. Governing Law. This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of Nevada without regard to the conflict of law principles thereof.

SECTION 11.10. Survival of Representations and Warranties. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, will survive the Closing and the delivery of the Shares of Rako common stock to be issued hereunder at the Closing for a period of one year after Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

SECTION 11.11. Assignability. This Agreement will not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this subsection will be void.

SECTION 11.12. Amendment. This Agreement may be amended with the approval of Shareholders and the boards of directors of Rako and Centra at any time before or after approval thereof by shareholders of Rako and Centra, if required; but after such approval, if required, no amendment will be made which substantially and adversely changes the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

                 "RAKO"                                    "CENTRA"
        RAKO CAPITAL CORPORATION                   CENTRA INDUSTRIES, INC.



By: /s/ Gary M. Fuchs                      By:   /s/ Gary M. Fuchs
   ---------------------------------          ----------------------------------
        Gary M. Fuchs, President                     Gary M. Fuchs, C.E.O.
Attest:                                    Attest:

    /s/ Lisa A. Trammell                      /s/ Lisa A. Trammell
------------------------------------       -------------------------------------
        Lisa A. Trammell, Secretary               Lisa A. Trammell, Secretary

 "SHAREHOLDERS" OF CENTRA INDUSTRIES, INC.                NO. OF SHARES

LAGO LIMITED LIABILITY COMPANY


By:/s/ LARRY C. GARRIOTT                                    11,946,263
   -------------------------------------
       LARRY C. GARRIOTT


/s/ LISA A. TRAMMELL                                           481,728
----------------------------------------
LISA A. TRAMMELL


/s/ BONNIE CAPWELL BROOKS                                      329,878
----------------------------------------
BONNIE CAPWELL BROOKS

/s/ BETTY TYLER                                                329,878
----------------------------------------
BETTY TYLER

/s/ MIKE SMITH                                                 663,847
----------------------------------------
MIKE SMITH

THE CAPWELL TRUST

By /s/ MARY CAPWELL                                            663,847
----------------------------------------
MARY CAPWELL, TRUSTEE


/s/ GARY M. FUCHS                                              435,762
----------------------------------------
GARY M. FUCHS

FUCHS FAMILY TRUST                                              42,513


By:/s/ GARY M. FUCHS
   -------------------------------------
        TRUSTEE





                           TOTAL                            14,893,716